EXHIBIT 99.1


April 26, 2004


FROM:                                        FOR:
The Carideo Group Inc.                       Donaldson Company, Inc.
1250 One Financial Plaza                     P.O. Box 1299
120 South Sixth Street                       Minneapolis, Minnesota  55440
Minneapolis, Minnesota  55402                (NYSE: DCI)


Tony Carideo                                 Rich Sheffer
(612) 317-2880                               (952) 887-3753
E-mail: tony@carideogroup.com                E-mail: rsheffer@mail.donaldson.com
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FOR IMMEDIATE RELEASE
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                 DONALDSON COMPANY ANNOUNCES OFFICER ASSIGNMENTS

     MINNEAPOLIS, April 26 -- Donaldson Company, Inc. (NYSE:DCI) announced today the following officer assignments effective May 1:

          o Nickolas Priadka, 57, currently senior vice president, Engine Systems and Parts, will assume the position of senior vice president, International until August 1, 2005, which Nick has announced as his planned retirement date. Priadka will be taking over the international responsibilities from William M. Cook, who will become president and chief executive officer on August 1, 2004 as previously announced.

          o Lowell F. Schwab, 55, currently senior vice president, Operations, will assume the position of senior vice president, Engine Systems and Parts.

          o William I. Vann, 58, currently general manager, Industrial Air Filtration, will assume the position of vice president, Operations.

          o    The following officers will remain in their current positions:
               James R. Giertz, senior vice president, Commercial and Industrial; Thomas R. VerHage, vice president and chief financial officer; Norman C. Linnell, vice president, general counsel and secretary; Charles J. McMurray, vice president, human resources; Dale M. Couch, vice president and general manager, Asia Pacific; and Geert Henk Touw, vice president and general manager, Europe/Africa/Middle East.


                                    - more -

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Donaldson Company, Inc.
April 26, 2004
Page 2


     "With the announced promotion of Bill Cook to president and CEO on August 1, we have the opportunity to re-deploy our proven executives to better insure Donaldson's continued success," said Bill Van Dyke, chairman, president and chief executive officer. "These three leaders have vast experience in staff and operational roles, both domestically and internationally, and will bring well-rounded perspectives to their new assignments. Nick's pending retirement in sixteen months creates the opportunity for Lowell to lead our engine group, which Lowell has supported operationally for many years. Bill Vann's move back to operations leverages his many years of experience there prior to his leadership of our industrial air filtration business. Nick's global leadership of our engine group makes him uniquely qualified to help further develop our international businesses."

     "While announcements of change can be surprising, all of these changes are part of our longstanding succession plans. We have taken the typical Donaldson approach to this transition to minimize any disruption to our employees and shareholders. The other major parts of our organization are unaffected by these changes."

     Priadka joined Donaldson in 1969 and has held various leadership positions including vice president, OEM engine products and managing director of Donaldson Europe. Priadka holds a B.S. in Mechanical Engineering from the University of Minnesota.

     Schwab joined Donaldson in 1978 and has held various leadership positions since 1993 including vice president, Operations and director of Operations. Schwab holds a B.S. in Business Administration and an MBA in Finance from the University of Minnesota.

     Vann joined Donaldson in 1967 and has held various leadership positions including general manager of dust collection products and director of Operations, metal plants. He has served as plant manger at Donaldson's Nicholasville, Kentucky, Dixon, Illinois and Chillicothe, Missouri plants, and as plant superintendent at Donaldson's Grinnell, Iowa plant. Vann attended Upper Iowa College in Fayette, Iowa and the University of Minnesota - Duluth.

     In addition, Thomas A. Windfeldt, vice president and controller, will retire on August 1, 2004. Windfeldt, 54, joined Donaldson Company in 1980 as an assistant divisional controller and has served in his current role since 1990. Windfeldt also served as treasurer from 1996 until 2002.

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Donaldson Company, Inc.
April 26, 2004
Page 3


     "I'd like to thank Tom for his 24 years of devoted service and contributions to Donaldson," said Van Dyke. "Tom managed virtually all of our financial functions at some point in his distinguished career. Employees and shareholders alike have benefited greatly from Tom's leadership during our 14 consecutive years of double-digit earnings growth. Tom will leave a solid staff to continue his disciplined approach."

ABOUT DONALDSON COMPANY, INC.
-----------------------------

     Donaldson Company, Inc., headquartered in Minneapolis, is a leading worldwide provider of filtration systems and replacement parts. Founded in 1915, Donaldson is a technology-driven company committed to satisfying customer needs for filtration solutions through innovative research and development. Donaldson serves customers in the industrial and engine markets including dust collection, power generation, specialty filtration, compressed air purification, off-road equipment, industrial compressors, and trucks. Our 10,000 employees contribute to the company's success at over 30 manufacturing locations around the world. In fiscal year 2003, Donaldson reported sales of more than $1.2 billion and achieved its 14th consecutive year of double-digit earnings growth. Donaldson is a member of the S&P MidCap 400 Index and Donaldson shares are traded on the New York Stock Exchange under the symbol DCI. Additional company information is available at www.donaldson.com.
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SAFE HARBOR STATEMENT UNDER THE SECURITIES REFORM ACT OF 1995

     The company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is making this cautionary statement in connection with such safe harbor legislation. Any earnings release, the Annual Report to Shareholders, any Form 10-K, 10-Q or Form 8-K of the company or any other written or oral statements made by or on behalf of the company may include forward-looking statements, forecasts and projections which reflect the company's current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results. The words "believe," "expect," "anticipate," "intends," "insure," "estimate," "forecast," "outlook," "plan," "promises," "project," "should" and similar expressions are intended to identify "forward-looking statements" within the meaning of the Act.

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Donaldson Company, Inc.
April 26, 2004
Page 4


     The company wishes to caution investors that any forward-looking statements are subject to uncertainties and other risk factors that could cause actual results to differ materially from such statements, including but not limited to: expectations for senior leadership's ability to continue delivering strong performance during the leadership transition; risks associated with currency fluctuations, commodity prices, world economic factors, political factors, the company's substantial international operations including key disk drive filter production facilities in China, highly competitive markets, changes in capital spending levels by customers, changes in product demand and changes in the geographic and product mix of sales, acquisition opportunities and integration of recent acquisitions, including the acquisition of Ultrafilter, facility and product line rationalization, research and development expenditures, including ongoing information technology improvements, and governmental laws and regulations, including diesel emissions controls. For a more detailed explanation, see exhibit 99 to the company's 2003 Form 10-K filed with the Securities and Exchange Commission. The company wishes to caution investors that new factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Investors are further cautioned not to place undue reliance on such forward-looking statements as they speak only to the company's views as of the date the statement is made. The company undertakes no obligation to publicly update or revise any forward-looking statements.


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